400 Howard Street P.O.Box 7101 San Francisco, CA 94105 Tel +1 415 670 7987 Fax +1 415 618 5462 edward.baer@blackrock.com

July 27, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	iShares Trust

Securities Act File No. 333-92935

Investment Company Act File No. 811-09729

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the 497 filed on July 9, 2012 to the prospectuses for the iShares Barclays 0-5 Year TIPS Bond Fund, iShares Barclays TIPS Bond Fund, iShares Floating Rate Note Fund, iShares Barclays GNMA Bond Fund, iShares Barclays U.S. Treasury Bond Fund, iShares Baa – Ba Rated Corporate Bond Fund, iShares B – Ca Rated Corporate Bond Fund, iShares 10+ Year Credit Bond Fund, iShares 10+ Year Government/Credit Bond Fund, iShares J.P. Morgan USD Emerging Markets Bond Fund, iShares Global Inflation-Linked Bond Fund, iShares International Inflation-Linked Bond Fund, iShares Aaa – A Rated Corporate Bond Fund, iShares Barclays CMBS Bond Fund, iShares Financials Sector Bond Fund, iShares Industrials Sector Bond Fund and iShares Utilities Sector Bond Fund (the “Funds”). The purpose of the filing is to submit the 497 filed on July 9, 2012 in XBRL for the Funds.

If you have any questions regarding this filing, please contact Benjamin Haskin of Willkie Farr & Gallagher LLP at (202) 303-1124 or me at (415) 670-7987.

Very truly yours,

/s/ Edward Baer
Edward Baer

cc: Benjamin Haskin, Esq.